UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  December 5, 2014

Sanchez Production Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2014,  the Compensation Committee of the Board of Managers of Sanchez Production Partners LLC (the “Company”) approved the following compensation with respect to the Company’s executive officers: an increase in salaries, establishment of 2014 cash bonus amounts and established for each executive officer of the Company referenced above are set forth in the following table:

Executive Officer	2015 Salary	2014 Cash Bonus	2015 Target Bonus %
Stephen R. Brunner Chief Executive Officer & President	$380,000	$700,350	200%
Charles C. Ward Chief Financial Officer & Treasurer	$273,075	$393,860	150%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ PRODUCTION PARTNERS LLC

Date: December 11, 2014	By:	/s/ Charles C. Ward
Charles C. Ward Chief Financial Officer and Treasurer